THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                                 ANNUAL REPORT
                                August 31, 1999

President's Message                                              September 1999

Dear Shareholders:

It has been a great year for the Olstein Financial Alert Fund. We are particularly pleased with the Fund's average annual return of 25.54% as of August 31, 1999 since the Fund's inception on September 21, 1995. The end result is good, but along the way there were several periods of pain and disappointment. I can say with complete confidence that the Fund's share price will continue to fluctuate in value, but we remain committed to a discipline that is oriented toward achieving the Fund's objective of long-term capital appreciation.

COMMITMENT TO A LONG-TERM INVESTMENT STRATEGY

The market has become inundated with amateur investors. New investors, attempting to enter the marketplace as day traders, remind me of 5-year olds left alone in a candy shop, free to eat everything in sight without regard to future consequences. These "5-year olds" may receive immediate gratification, but have no idea of possible future negative consequences. Similarly, the inexperienced analysts who have been attracted to the securities industry by the latest bull market, have continued waving their pom-poms and cheering on the "5-year old" inexperienced investors by adding more and more candy with little concern for the dangers that may lurk in the future. I believe cash flow and basic research have been abandoned, with scant attention paid to the quarterly earnings being manipulated by many company managers to satisfy many Wall Street analysts and amateur investors seeking immediate gratification. The good news is that this type of behavior may be setting up tremendous opportunities for the Fund. We react against the excessive thinking of the general public and buy good companies that are being abandoned by investors fighting to get into the candy store. Patience is required, as the price to be paid for taking advantage of these excesses is volatility and, at times, underperformance.

We hope that the Fund's shareholders understand that commitment to a long-term strategy should not be derailed by short-term results. Unfortunately, we cannot escape periods of disappointment over a 3 to 5-year time horizon when implementing the Fund's eclectic value philosophy. We react to stock prices created during periods of investor pessimism. For example, beginning in April of 1998 and culminating in October of 1998 some of the Fund's assets were employed by purchasing oil service companies and semiconductor-related companies. Investors abandoned these stocks in droves as an overreaction to the Asian and Latin American crises. We agreed that the short-term economic outlook for oil and semiconductors was bleak, but we believed we were being compensated for the pessimism through the prices we were paying for these stocks. As is typical, when one purchases out of favor companies, the negativity surrounding them may go further and last longer than predicted. However, to counteract the short-term pessimism and give us the patience that is required for our values to potentially be recognized, we buy companies that generate excess cash flow, employ realistic accounting practices and have the financial ability to weather a storm. In our opinion, oil is not disappearing and semiconductors are vital components in the computer/Internet revolution, even though short-term pricing and demand may have been bleak. We stuck to our discipline, despite short-term underperformance (6 months) and were richly rewarded for our patience. We cannot be right all the time and the attempt to accomplish this feat would probably cause us to be wrong over time.

An example of why one must keep a 3 to 5-year investment horizon follows: A shareholder visited our offices in March of 1998. He was retiring and was seeking to invest a good portion of his IRA in the Fund. At the time, the Fund had appreciated approximately 15% in the first quarter of 1998 and approximately 100% cumulatively in the prior 2-1/2 years. As always, Erik Olstein (VP of marketing) sought to inject realism into the potential investor's expectations, counseling the shareholder that he should not expect similar performance in the future. Erik explained to him that we employ a defense first philosophy, should only be judged over 3 to 5-year periods and that periods of jubilation could be followed by periods of temporary disappointment. Unfortunately, nobody can time these periods precisely and short-term performance in the Fund was basically random. The shareholder acknowledged our warnings and proceeded to make a significant investment at the Fund's then all-time peak price. Approximately 6-months later, Erik received a call from the shareholder, who was now down approximately 20%, expressing his disappointment with our short-term performance. Erik again counseled the shareholder regarding the Fund's 3 to 5-year orientation and that we do not have the ability to control short-term volatility in today's markets. By January of 1999, as our values were again beginning to be recognized, the shareholder's capital was restored in its entirety (in fact, the shareholder was up approximately 3%). While the shareholder was happy to have his capital restored, he expressed mild disappointment that the large-cap growth funds had exceeded our return by a material percentage over the past year. The shareholder was again counseled as to the Fund's 3 to 5-year philosophy. Erik said that we do not take the concentrated risk to be number one, but rather our goal was to exceed the return of U.S. Treasury securities by 50% or more over a 3 to 5-year period. Erik reminded the shareholder that he had only been with the Fund for 10-months. By April of 1999 oil prices were making a comeback, semiconductors were again in demand and the Fund's portfolio was going through a period of value recognition. Now, the shareholder who had been invested in the Fund for a year, was up about 20%. One day in April of 1999, this same shareholder called once again and stated that he had decided to increase his investment in the Fund. Although past performance is no guarantee of future results, investment decisions should not be based solely on an investment manager's short-term performance record.

The facts are that we were never that bad when the Fund dropped far greater than we had ever expected between March and September of 1998. We were also not as good as when the Fund made a rapid 60% comeback between October 1998 and April 1999 as the negative psychology lifted and many of the Fund's value stocks sprinted to what we believed were realistic prices. Momentum players trading in the market may have given the appearance that the Fund was volatile. If the measurement period had been 1-year rather than 6-months, there would have appeared to be less volatility. In our opinion, short-term performance is never a reason to select a Fund. The characteristics that we believe are the most important when selecting a fund include:

   o  A clearly articulated investment philosophy that one believes is sound

   o An appropriate investment objective combined with a risk profile that one can tolerate

   o Independent thinking and unencumbered decision making within the investment manager's organization

   o Personal discipline to follow the articulated philosophy when it is temporarily out of favor

   o Flexibility, or the ability to reverse wrong decisions, as new information evolves regardless of whether or not the original conclusion was wrong

   o  Above average 3 to 5- year returns

   o  A passion for the business

Although heavily biased, we believe that we possess each one of these attributes.

REVIEW OF SELECTED PORTFOLIO HOLDINGS

The Fund's near cash position, which reached a peak of about 17% in September 1999, is beginning to decline again as we react to the values being created by the current negative market psychology. Retailers such as Federated Department Stores, Neiman Marcus Group, K-Mart Corporation, Ross Stores, Boyds Collection and Wet Seal, have all been added to the Fund's portfolio. As investors abandon conventional retailers in search of Internet riches, the abandoned conventional retailers have fallen to what we believe are attractive values. Federated has a kicker, in that its catalogue division (Fingerhut) has become an Internet processing and shipping company. Wal-Mart, eToys and several other e-commerce companies have recently hired Fingerhut to process their orders.

We continue to invest in the build out of the Internet infrastructure through companies such as Computer Network Technology (data storage), Quantum DLT (data storage), Methode Electronics (fiber optics) and Intel (semiconductors). All four companies have positive cash flow, no debt, and could be about ready to go through a sustained period of growth after experiencing some current problems.

The oil service companies have provided the Fund with significant returns over the past year and we continue to believe that the oil service companies remain undervalued as exploration should begin to pick up next year. Our holdings include Tidewater, Santa Fe Drilling and UTI Energy. All three companies are soundly capitalized and are producing excess cash flow, even during the current oil exploration downturn. We are hopeful of a turn in the next year.

Varian Medical Systems (cancer care systems and x-ray tubes), Kaydon Corporation (aerospace and manufacturing) and Anchor Gaming (gambling machines and lottery) represent mid-cap companies that are in temporary disfavor, have outstanding balance sheets, excess cash flow and we believe are undervalued relative to their long-term potential.

We recently made a commitment to Hasbro and Mattel. They are franchise toy manufacturers with temporary problems, that have caused their stock to be undervalued as a result of what we believe is a temporary downturn in their businesses. Again, we are purchasing these companies against a wall of pessimism at what we believe are attractive prices.

Finally, Oxford Health Plans was purchased approximately 1-year ago at prices that we believed did not adequately reflect the positive changes taking place at the company. A new management team, lead by a prominent physician with prior HMO experience, restated reserves to reflect economic reality, implemented steps to clear up past operating and administrative problems, instituted a material rate increase, recast the balance sheet to a sounder footing and invested a material amount of their own money in the company. Even though our initial analysis was correct, recent litigation has cast a cloud over the entire health care industry. Even though we may disagree strongly with the intent of the class action litigation, we have to re-evaluate our position based on the current facts. We have not found a way to protect ourselves against operating risk, but our commitment to paying the right price for financially strong companies and our additional commitment to portfolio diversification should limit any potential downside risk associated with this litigation.

We like the price that we can pay for a stock as a result of the short-term pessimism that may surround the company. We have the patience to ride out what we believe are miscalculations of the company's market value, especially when we can see a potential period of excess cash flow across the valley.

We appreciate your trust and welcome any comments you may have.

Sincerely,

/s/ Robert A. Olstein

Robert A. Olstein
President

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT*<F1>

This table displays, on a quarterly basis, the Fund's net asset value per share, distributions, and the value of $10,000 invested in the Fund at the time of its inception. (Assumes all dividends were reinvested and no shares were redeemed.)

                                          VALUE OF SHARES                                                      VALUE OF SHARES
             NET ASSET                       OWNED, IF                             NET ASSET                      OWNED, IF
             VALUE PER                   INITIAL INVESTMENT                        VALUE PER                  INITIAL INVESTMENT
 DATE          SHARE      DIVIDENDS         WAS $10,000                DATE          SHARE      DIVIDENDS        WAS $10,000
 ----        ---------    ---------      ------------------            ----        ---------    ---------     ------------------
 9/21/95      $10.00                          $10,000                 9/30/97       $15.83                         $17,250
 9/30/95       10.01                           10,010                12/31/97        12.81        $2.900            17,205
12/31/95       10.25        $0.011             10,261                 3/31/98        14.78                          19,851
 3/31/96       10.87                           10,882                 6/30/98        13.75                          18,468
 6/30/96       11.45                           11,462                 9/30/98        11.54                          15,499
 9/30/96       11.70                           11,713                12/31/98        14.05         0.648            19,788
12/31/96       11.71         1.032             12,760                 3/31/99        14.71                          20,717
 3/31/97       12.23                           13,327                 6/30/99        18.01                          25,365
 6/30/97       13.40                           14,602                 9/30/99        16.81                          23,675

  *<F1> PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The above chart assumes no redemptions. Redemptions may be subject to a Contingent Deferred Sales Charge (CDSC) if made within two years of the investment of such funds. The Fund's average annual return for the one year period and since inception through September 30, 1999, assuming the deduction of the Fund's maximum CDSC for redemptions at the end of the one year period (2.50%), was 50.25% and 23.84% respectively. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost. This letter must be preceded or accompanied by a current prospectus. Please review the prospectus prior to investing in the Fund.

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/99. THE LINE CHART DOES NOT REFLECT ANY APPLICABLE CDSC REDEMPTION FEES.

   DATE     OLSTEIN FINANCIAL ALERT FUND      S&P 500        LIPPER INDEX
   ----     ----------------------------      -------        ------------
 9/21/95              $10,000                 $10,000           $10,000
 8/31/96              $11,222                 $11,353           $10,770
 8/31/97              $16,116                 $15,968           $13,457
 8/31/98              $14,612                 $17,260           $12,865
 8/31/99              $24,547                 $24,133           $18,574

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                     1 YEAR            INCEPTION
                                     ------            ---------
Olstein Financial Alert*<F2>         65.49%              25.54%
Lipper Index**<F3>                   44.38%              16.98%
S&P 500***<F4>                       39.82%              25.00%

  *<F2>   Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a "net return." Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

 **<F3>   Lipper Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

***<F4>   S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

Schedule of Investments                                        August 31, 1999

                                                                   Value
                                                  Shares         (Note 2)
                                                  ------         --------
COMMON STOCKS - 86.1%

   AUTOS & TRUCKS - 2.9%
      Delphi Automotive Systems
        Corporation                                34,946      $    655,238
      General Motors Corporation                   90,000         5,951,250
      Thor Industries, Inc.                       137,200         3,687,250
                                                               ------------
                                                                 10,293,738
                                                               ------------
   BIOTECHNOLOGY - 0.4%
      Human Genome
        Sciences, Inc. *<F5>                       22,000         1,497,375
                                                               ------------
   BUILDING & HOUSING - 1.5%
      Drew Industries
        Incorporated *<F5>                        134,000         1,541,000
      Simpson Manufacturing
        Co., Inc. *<F5>                            39,000         2,008,500
      Skyline Corporation                          35,400           982,350
      Southdown, Inc.                              15,000           757,500
                                                               ------------
                                                                  5,289,350
                                                               ------------
   BUSINESS MACHINES & SOFTWARE - 3.8%
      Computer Network
        Technology Corporation *<F5>              405,500         6,411,969
      International Business
        Machines Corporation                       40,000         4,982,500
      Novell, Inc. *<F5>                           85,500         2,025,281
                                                               ------------
                                                                 13,419,750
                                                               ------------
   BUSINESS SERVICES - 1.2%
      Braun Consulting, Inc. *<F5>                 40,000           437,500
      Kelly Services, Inc. - Class A              125,000         3,515,625
      Safety-Kleen Corp. *<F5>                     15,000           191,250
                                                               ------------
                                                                  4,144,375
                                                               ------------
   COMMUNICATIONS & MEDIA - 7.4%
      Adelphia Communications
        Corporation - Class A *<F5>                41,000         2,542,000
      Cablevision Systems
        Corporation - Class A *<F5>                35,100         2,457,000
      Comcast Corporation -
        Class A *<F5>                              32,500           956,719
      Comcast Corporation - Special
        Class A *<F5>                              84,000         2,740,500
      Fox Entertainment
        Group, Inc. - Class A *<F5>                65,000         1,499,063
      Media General, Inc. - Class A                35,500         1,739,500
      MediaOne Group, Inc. *<F5>                   83,000         5,457,250
      Penton Media, Inc.                          208,000         2,860,000
      TV Guide, Inc. - Class A *<F5>               50,000         1,387,500
      USA Networks, Inc. *<F5>                     92,000         4,128,500
                                                               ------------
                                                                 25,768,032
                                                               ------------
   COMPUTERS - 2.8%
      Compaq Computer
        Corporation                                73,000         1,692,688
      Quantum Corporation *<F5> (1)<F6>           268,000         4,907,750
      RadiSys Corporation *<F5>                    79,700         3,068,450
                                                               ------------
                                                                  9,668,888
                                                               ------------
   CONSUMER PRODUCTS - 3.0%
      American Greetings Corporation -
        Class A                                   158,000         4,374,625
      The Boyds Collection, Ltd. *<F5>            131,400         1,765,687
      Mattel, Inc.                                168,000         3,580,500
      Russ Berrie and Company, Inc.                26,500           621,094
                                                               ------------
                                                                 10,341,906
                                                               ------------
   DRUGS - 2.6%
      American Home Products
        Corporation                                65,000         2,697,500
      Eli Lilly and Company                        30,000         2,238,750
      Merck & Co., Inc.                            32,000         2,150,000
      Pharmacia & Upjohn, Inc.                     35,000         1,828,750
                                                               ------------
                                                                  8,915,000
                                                               ------------
   ELECTRICAL EQUIPMENT - 4.1%
      Pittway Corporation - Class A               172,500         5,681,719
      Varian Inc. *<F5>                           207,000         3,286,125
      Veeco Instruments Inc. *<F5>                155,000         5,202,188
                                                               ------------
                                                                 14,170,032
                                                               ------------
   ELECTRONICS - 5.9%
      Amphenol Corporation -
        Class A *<F5>                              86,300         4,039,919
      CTS Corporation                              42,400         2,019,300
      Dupont Photomasks, Inc. *<F5>                31,500         1,689,188
      Harman International
        Industries, Incorporated                  120,000         5,100,000
      Methode Electronics, Inc. -
        Class A                                   193,100         3,475,800
      SCI Systems, Inc. *<F5>                      67,000         3,337,438
      Texas Instruments
        Incorporated                                9,900           812,419
                                                               ------------
                                                                 20,474,064
                                                               ------------
   ENTERTAINMENT & LEISURE - 1.9%
      Anchor Gaming *<F5>                          51,600         2,507,438
      Park Place Entertainment
        Corporation *<F5>                         375,000         4,242,187
                                                               ------------
                                                                  6,749,625
                                                               ------------
   FINANCIAL SERVICES - 1.5%
      The John Nuveen Company -
        Class A                                    39,100         1,527,344
      Paine Webber Group Inc.                      94,000         3,689,500
                                                               ------------
                                                                  5,216,844
                                                               ------------
   FURNITURE & FIXTURES - 4.8%
      American Woodmark
        Corporation                                96,200         2,609,425
      CompX International, Inc. *<F5>             246,500         4,190,500
      Ethan Allen Interiors Inc.                  141,950         4,143,166
      Herman Miller, Inc.                         166,800         3,930,225
      Stanley Furniture
        Company, Inc. *<F5>                        95,900         1,918,000
                                                               ------------
                                                                 16,791,316
                                                               ------------
   HEALTHCARE SERVICES & SUPPLIES - 5.0%
      CONMED Corporation *<F5>                     86,000         2,408,000
      Cytyc Corporation *<F5>                      72,500         2,446,875
      Oxford Health Plans, Inc. *<F5> (1)<F6>     417,500         6,471,250
      Summit Technology, Inc. *<F5>                55,000           880,000
      Varian Medical Systems, Inc.                236,200         5,107,825
                                                               ------------
                                                                 17,313,950
                                                               ------------
   INSURANCE - 1.5%
      Hartford Life, Inc. - Class A                87,300         3,792,094
      LandAmerica Financial
        Group, Inc.                                57,000         1,318,125
                                                               ------------
                                                                  5,110,219
                                                               ------------
   MACHINERY - INDUSTRIAL - 3.1%
      Ampco-Pittsburgh
        Corporation                               119,500         1,523,625
      CLARCOR Inc.                                 49,000           878,937
      Gardner Denver Inc. *<F5>                    97,500         1,870,781
      Kaydon Corporation                          111,300         3,415,519
      Precision Castparts Corp.                    88,500         3,141,750
                                                               ------------
                                                                 10,830,612
                                                               ------------
   MARKETING - 0.5%
      ValueVision International, Inc. -
        Class A *<F5>                              76,000         1,814,500
                                                               ------------
   METALS & MINERALS - 1.5%
      AK Steel Holding Corporation                120,000         2,520,000
      Cleveland-Cliffs Inc.                        50,500         1,619,156
      NS Group, Inc. *<F5>                         99,200         1,178,000
                                                               ------------
                                                                  5,317,156
                                                               ------------
   OIL & GAS SERVICES - 8.8%
      Halliburton Company                          37,000         1,715,875
      Rowan Companies, Inc. *<F5>                 292,500         5,447,812
      Santa Fe International
        Corporation                               162,500         4,285,937
      Tesoro Petroleum
        Corporation *<F5>                         204,500         3,693,781
      Tidewater Inc.                              173,500         5,638,750
      UTI Energy Corp. *<F5>                      342,300         6,846,000
      Weatherford
        International, Inc. *<F5>                  84,000         2,992,500
                                                               ------------
                                                                 30,620,655
                                                               ------------
   PAPER & FOREST PRODUCTS - 2.0%
      Boise Cascade Corporation (1)<F6>           109,500         3,983,062
      Champion International
        Corporation                                55,000         3,025,000
                                                               ------------
                                                                  7,008,062
                                                               ------------
   PRINTING & PUBLISHING - 3.5%
      Playboy Enterprises, Inc. -
        Class A *<F5>                               6,000           108,750
      The New York Times
        Company - Class A (1)<F6>                 148,000         5,781,250
      The Reader's Digest
        Association, Inc. - Class B               135,400         3,833,512
      The Washington Post
        Company - Class B                           4,600         2,479,400
                                                               ------------
                                                                 12,202,912
                                                               ------------
   RAILROADS - 1.1%
      Florida East Coast
        Industries, Inc.                           47,200         1,699,200
      The St. Joe Company                          90,000         2,103,750
                                                               ------------
                                                                  3,802,950
                                                               ------------
   RETAIL - 5.5%
      BJ's Wholesale Club, Inc. *<F5>             105,000         2,966,250
      Federated Department
        Stores, Inc. *<F5>                         72,500         3,335,000
      Kmart Corporation *<F5>                     137,000         1,721,062
      The Neiman Marcus
        Group, Inc.                               125,000         2,781,250
      Ross Stores, Inc.                            35,000         1,456,875
      Sbarro, Inc.                                213,300         5,865,750
      Zany Brainy, Inc. *<F5>                     129,500           987,437
                                                               ------------
                                                                 19,113,624
                                                               ------------
   SAVINGS & LOAN - 0.2%
      Brookline Bancorp, Inc.                      70,000           761,250
                                                               ------------
   SEMICONDUCTORS - 4.2%
      Etec Systems, Inc. *<F5>                     82,000         3,608,000
      Intel Corporation (1)<F6>                    81,000         6,657,187
      KLA-Tencor Corporation *<F5>                 27,000         1,695,937
      Novellus Systems, Inc. *<F5>                 52,500         2,831,719
                                                               ------------
                                                                 14,792,843
                                                               ------------
   TELECOMMUNICATIONS EQUIPMENT - 0.7%
      General Cable Corporation                   170,000         2,465,000
                                                               ------------
   TEXTILES & APPAREL - 1.8%
      Reebok International Ltd. *<F5>             225,000         2,657,812
      The Wet Seal, Inc. - Class A *<F5>          235,100         3,585,275
                                                               ------------
                                                                  6,243,087
                                                               ------------
   TRANSPORTATION EQUIPMENT - 2.1%
      Arkansas Best Corporation *<F5>              65,700           821,250
      Coachmen Industries, Inc.                   207,500         3,281,094
      Fleetwood Enterprises, Inc.                 165,800         3,378,175
                                                               ------------
                                                                  7,480,519
                                                               ------------
   TRAVEL & RECREATION - 0.5%
      Winnebago Industries, Inc.                   76,000         1,819,250
                                                               ------------
   US ROYALTY TRUSTS - 0.3%
      Texas Pacific Land Trust                     22,800         1,068,750
                                                               ------------
          TOTAL COMMON STOCKS
            (Cost $262,353,023)                                 300,505,634
                                                               ------------

                                                 Shares or
                                                 Principal         Value
                                                  Amount         (Note 2)
                                                  ------         --------
SHORT-TERM INVESTMENTS - 13.4%

   MUTUAL FUNDS - 0.3%
      Firstar Institutional Money
        Market Fund                               980,813      $    980,813
                                                               ------------
   U.S. GOVERNMENT AGENCY
     OBLIGATIONS - 13.1%
      Fannie Mae
        0.00%, 9/01/1999                       $7,900,000         7,900,000
      Federal Home Loan Bank:
        0.00%, 9/01/1999                        8,000,000         8,000,000
        4.95%, 9/02/1999                       11,500,000        11,498,419
        5.00%, 9/07/1999                        8,000,000         7,993,333
      Federal Farm Credit Bank
        5.05%, 9/08/1999                        8,500,000         8,491,654
      Federal Home Loan
      Mortgage Corporation (1)<F6>
        4.97%, 9/17/1999                        2,000,000         1,995,582
                                                               ------------
          TOTAL U.S. GOVERNMENT
            AGENCY OBLIGATIONS                                   45,878,988
                                                               ------------
          TOTAL SHORT- TERM INVESTMENTS
            (Cost $46,859,801)                                   46,859,801
                                                               ------------
TOTAL INVESTMENTS - 99.5%
   (COST $309,212,824)                                          347,365,435
                                                               ------------
SECURITIES SOLD SHORT - (3.1%)
   (PROCEEDS $12,178,489)                                       (10,753,449)
OTHER ASSETS, LESS
  LIABILITIES - 3.6%                                             12,544,922
                                                               ------------
NET ASSETS - 100.0%                                            $349,156,908
                                                               ------------
                                                               ------------

  *<F5>   Non-income producing security.

(1)<F6> All or a portion of the securities have been committed as collateral for open short positions.

    The accompanying notes are an integral part of the financial statements.

Schedule of Securities Sold Short                              August 31, 1999

                                                                   Value
                                                  Shares          (Note 2)
                                                  ------          --------
SECURITIES SOLD SHORT

   MANUFACTURING
      Micron Electronics, Inc.                      9,000       $    87,188
      MTI Technology Corporation                   41,500           925,969
      Zoltek Companies, Inc.                       12,500            96,094
                                                                -----------
          TOTAL MANUFACTURING                                     1,109,251
                                                                -----------
   SERVICES
      Acxiom Corporation                           14,000           245,875
      Analytical Surveys, Inc.                     10,500           210,656
      Aviation Sales Company                       23,000           713,000
      Cerner Corporation                           26,500           440,562
      Conseco, Inc.                                29,000           696,000
      Diamond Technology
        Partners Incorporated                      12,000           397,500
      drkoop.com, Inc.                              9,000           153,000
      Eclipsys Corporation                         20,000           288,750
      Enhance Financial Services
        Group Inc.                                  5,000           102,500
      E*TRADE Group, Inc.                          13,300           332,500
      Fair, Isaac and Company,
        Incorporated                               10,000           282,500
      HCR Manor Care, Inc.                         32,500           635,781
      Hvide Marine Incorporated -
        Class A                                     6,500             3,453
      iVillage Inc.                                 8,000           290,500
      The Kroll-O'Gara Company                     13,000           249,438
      Ocwen Financial Corporation                  30,000           200,625
      Sapient Corporation                          10,500           766,500
      Shared Medical Systems
        Corporation                                12,000           674,250
                                                                -----------
          TOTAL SERVICES                                          6,683,390
                                                                -----------
   WHOLESALE & RETAIL TRADE
      Amazon.com, Inc.                              4,800           597,000
      Boston Chicken, Inc.                         39,000            13,650
      Einstein/Noah Bagel Corp.                   160,220           115,158
      eBAY Inc.                                     3,700           464,581
      eToys Inc.                                    8,600           374,100
      Just For Feet, Inc.                           3,500            14,219
      Tricon Global Restaurants, Inc.              18,000           731,250
      VerticalNet, Inc.                             9,300           320,850
      The Warnaco Group, Inc.                      15,000           330,000
                                                                -----------
          TOTAL WHOLESALE & RETAIL TRADE                          2,960,808
                                                                -----------
        TOTAL SECURITIES SOLD SHORT
          (PROCEEDS $12,178,489)                                $10,753,449
                                                                -----------
                                                                -----------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                            August 31, 1999

ASSETS:
   Investments, at value (cost $309,212,824)                     $347,365,435
   Receivable from broker for proceeds on securities sold short    10,730,096
   Receivable for investments sold                                  5,449,486
   Capital shares sold                                                483,335
   Dividends and interest receivable                                  210,204
   Other receivables                                                    8,324
   Organization costs, net of accumulated amortization                 18,374
   Other assets                                                        62,048
                                                                 ------------
          Total Assets                                            364,327,302
                                                                 ------------
LIABILITIES:
   Securities sold short, at value (proceeds of $12,178,489)       10,753,449
   Payable for securities purchased                                 3,299,524
   Capital shares redeemed                                             54,053
   12b-1 fee payable                                                  599,487
   Payable to Adviser                                                 298,396
   Accrued expenses and other liabilities                             165,485
                                                                 ------------
          Total Liabilities                                        15,170,394
                                                                 ------------
NET ASSETS                                                       $349,156,908
                                                                 ------------
                                                                 ------------
NET ASSETS CONSIST OF:
   Capital stock                                                 $237,250,035
   Accumulated undistributed net realized gain on investments
     sold and securities sold short                                72,329,222
   Net unrealized appreciation on:
     Investments                                                   38,152,611
     Short positions                                                1,425,040
                                                                 ------------
          Total Net Assets                                       $349,156,908
                                                                 ------------
                                                                 ------------

Shares outstanding (250,000,000 shares of
  $.001 par value authorized)                                      20,027,816

Net Asset Value and Offering Price Per Share                           $17.43
                                                                       ------
                                                                       ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                   For the
                                                                  Year Ended
                                                               August 31, 1999
                                                               ---------------
INVESTMENT INCOME:
   Interest income                                               $  2,775,363
   Dividend Income                                                  1,672,013
                                                                 ------------
          Total investment income                                   4,447,376
                                                                 ------------
EXPENSES:
   Investment management fee                                        2,876,576
   Distribution expense                                             2,876,388
   Administration fee                                                 156,927
   Shareholder servicing and accounting costs                         126,281
   Custody fees                                                        42,770
   Federal and state registration                                      28,255
   Professional fees                                                   62,265
   Reports to shareholders                                             11,545
   Trustees' fees and expenses                                         20,900
   Amortization of organization costs                                  25,444
   Other                                                               52,000
                                                                 ------------
          Total expenses before interest expense
            and dividends on short positions                        6,279,351
          Interest Expense (Note 3)                                   261,923
          Dividends on short positions                                 25,399
                                                                 ------------
          Total expenses                                            6,566,673
                                                                 ------------
          Net investment loss                                      (2,119,297)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized gain on:
     Investments                                                   63,995,109
     Short positions                                                1,504,296
     Equity contracts (Note 3)                                      9,212,494
   Change in net unrealized appreciation/depreciation on:
     Investments                                                   66,371,430
     Short positions                                               (2,053,176)
                                                                 ------------
   Net realized and unrealized gain on investments                139,030,153
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $136,910,856
                                                                 ------------
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                  For the          For the
                                                Year Ended        Year Ended
                                              August 31, 1999  August 31, 1998
                                              ---------------  ---------------
OPERATIONS:
   Net investment loss                         $ (2,119,297)    $   (932,976)
   Net realized gain on:
       Investments                               63,995,109       24,306,352
       Short positions                            1,504,296          719,783
       Equity contracts                           9,212,494               --
   Change in net unrealized appreciation/
     depreciation on:
       Investments                               66,371,430      (56,652,794)
       Short positions                           (2,053,176)       4,528,897
                                               ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     136,910,856      (28,030,738)
DISTRIBUTION TO SHAREHOLDERS FROM
  NET REALIZED GAINS                            (12,016,817)     (35,837,667)
                                               ------------     ------------
NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS (NOTE 6)                    19,939,892       92,589,749
                                               ------------     ------------
TOTAL INCREASE IN NET ASSETS                    144,833,931       28,721,344

NET ASSETS:
   Beginning of year                            204,322,977      175,601,633
                                               ------------     ------------
   End of year                                 $349,156,908     $204,322,977
                                               ------------     ------------
                                               ------------     ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding for the Fund throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                                               For the Period
                                                       For the             For the             For the     September 21, 1995+<F7>
                                                     Year Ended          Year Ended          Year Ended            through
                                                   August 31, 1999     August 31, 1998     August 31, 1997     August 31, 1996
                                                   ---------------     ---------------     ---------------     ---------------
NET ASSET VALUE - BEGINNING OF PERIOD                   $10.88              $14.79              $11.21              $10.00
                                                        ------              ------              ------              ------
INVESTMENT OPERATIONS:
     Net investment loss                                 (0.11)1<F10>        (0.06)1<F10>        (0.05)              (0.07)
     Net realized and unrealized
       gain (loss) on investments                         7.31               (0.95)               4.66                1.29
                                                        ------              ------              ------              ------
          Total from investment operations                7.20               (1.01)               4.61                1.22
                                                        ------              ------              ------              ------
DISTRIBUTIONS FROM NET REALIZED GAIN
  ON INVESTMENTS                                         (0.65)              (2.90)              (1.03)              (0.01)
                                                        ------              ------              ------              ------

NET ASSET VALUE - END OF PERIOD                         $17.43              $10.88              $14.79              $11.21
                                                        ------              ------              ------              ------
                                                        ------              ------              ------              ------

TOTAL RETURN:++<F8>                                     67.99%             (9.33)%              43.61%              12.22%

Ratios (to average net assets)/Supplemental Data:
     Expenses2<F11>                                      2.19%               2.25%               2.38%               2.43%*<F9>
     Net investment loss                               (0.74)%             (0.39)%             (0.45)%             (0.68)%*<F9>
     Interest expense and dividends
       on short positions                                0.10%               0.00%                  --                  --
Portfolio turnover rate                                179.33%             187.44%             164.92%             139.77%*<F9>
Net assets at end of period (000 omitted)             $349,157            $204,323            $175,602            $109,005

  +<F7>   Commencement of Operations.

 ++<F8> Total returns do not reflect any deferred sales charge. The total return for the period ending August 31, 1996 has not been annualized.

  *<F9>   Annualized.

 1<F10> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

 2<F11> The expense ratio excludes interest expense on equity swap contracts and dividends on short positions. The ratio including interest expense on equity swap contracts and dividends on short positions for the period ended August 31, 1999 was 2.29%.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

   Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Generally, distributions are declared annually in December.

   Deferred Organization Costs. Costs incurred by the Fund in connection with its organization, aggregating $125,396, have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $333,683 of interest earned on receivables from brokers for proceeds on securities sold short.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended August 31, 1999, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

                    Purchases                   $423,303,099
                    Sales                        402,771,611

   The following balances for the Fund are as of August 31, 1999:

        Cost for        Net Tax Basis    Tax Basis Gross    Tax Basis Gross
     Federal Income       Unrealized       Unrealized         Unrealized
      Tax Purposes       Appreciation     Appreciation       Depreciation
     --------------      ------------     -------------     --------------
      $309,241,192       $38,124,243       $53,166,316       $(15,042,073)

   Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At August 31, 1999, the Fund had 3.1% of its net assets in short positions.

   Equity Contracts. The Board of Trustees authorized the Fund to enter into an equity swap contract with a major broker/dealer which allowed the Fund to receive from the counterparty any appreciation and dividends paid on a basket of securities and pay the counterparty LIBOR rate plus 75 basis points based on the notional amount of the contract as well as any depreciation on the respective basket of securities.

   The Fund realized a gain of $9,212,494 upon termination of the contract. This contract terminated on November 5, 1998.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended August 31, 1999, the Fund incurred investment management fees of $2,876,576.

   Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLAN. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995, under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted a Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Amounts paid under the 12b-l Plan may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plan is 1.00% per annum of the Fund's average daily net assets. For the year ended August 31, 1999, fees accrued by the Fund pursuant to the 12b-1 Plan were $2,876,388.

   During the year ended August 31, 1999, the Fund paid total brokerage commissions of $678,144 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At August 31, 1999, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of the Fund:

                                                                  Year Ended                              Year Ended
                                                               August 31, 1999                         August 31, 1998
                                                         ---------------------------             ---------------------------
                                                           Shares           Amount                 Shares           Amount
                                                         ----------      -----------             ----------      -----------
     Shares sold                                          2,100,324      $32,590,279              6,685,402      $94,858,849
     Shares issued to shareholders in
       reinvestment of distributions                        881,266       11,755,899              2,833,901       35,338,744
     Shares redeemed                                     (1,737,487)     (24,406,286)            (2,610,356)     (37,607,844)
                                                         ----------      -----------             ----------      -----------
     Net increase                                         1,244,103      $19,939,892              6,908,947      $92,589,749
                                                                         -----------                              -----------
                                                                         -----------                              -----------
     SHARES OUTSTANDING:
     Beginning of period                                 18,783,713                              11,874,766
                                                         ----------                              ----------
     End of period                                       20,027,816                              18,783,713
                                                         ----------                              ----------
                                                         ----------                              ----------

Report of Independent Auditors

To the Shareholders and Trustees of The Olstein Financial Alert Fund:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of The Olstein Financial Alert Fund as of August 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned and securities sold short, as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at August 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

Milwaukee, Wisconsin
October 8, 1999

Tax Information

In early 1999, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended August 31, 1999. The Fund hereby designates $12,016,817 as a long-term capital gain distribution taxed at 20%.

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                          Firstar Bank Milwaukee, N.A.
                           777 East Wisconsin Avenue
                              Milwaukee, WI 53202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                              --------------------
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113